                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K
                               -------------------

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  JULY 3, 2001


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                    1-9466                                 13-3216325
           (Commission File Number)            (IRS Employer Identification No.)

           3 WORLD FINANCIAL CENTER
              NEW YORK, NEW YORK                             10285
            (Address of principal                          (Zip Code)
              executive offices)

               Registrant's telephone number, including area code:
                                 (212) 526-7000

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-61878 as exhibits thereto and are filed as part of this Report.

4.01     Global Security representing the Registrant's 10 Uncommon
         Values(R) Index RANGERS Plus(SM) Risk AdjustiNG Equity Range Securities Plus(SM) Notes Due July 3, 2003 (FILED HEREWITH)

4.02 Calculation Agency Agreement, dated as of July 3, 2001, between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's 10 Uncommon Values(R) Index RANGERS Plus(SM) Risk AdjustiNG Equity Range Securities Plus(SM) Notes Due July 3, 2003 (FILED HEREWITH)

4.03     Global Security representing the Registrant's 10 Uncommon
         Values(R) Index SUNS(SM) Stock Upside Note Securities(SM) Notes Due July 3, 2004 (FILED HEREWITH)

4.04 Calculation Agency Agreement, dated as of July 3, 2001, between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's 10 Uncommon Values(R) Index SUNS(SM) Stock Upside Note Securities(SM) Notes Due July 3, 2004 (FILED HEREWITH)

4.05     Global Security representing the Registrant's 10 Uncommon
         Values(R) Index BASES(SM), 0.25% Basket Adjusting Structured Equity Securities(SM) Notes Due July 3, 2006 (FILED HEREWITH)

4.06 Calculation Agency Agreement, dated as of July 3, 2001, between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's 10 Uncommon Values(R) Index BASES(SM), 0.25% Basket Adjusting Structured Equity Securities(SM) Notes Due July 3, 2006 (FILED HEREWITH)

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          LEHMAN BROTHERS HOLDINGS INC.



                                          By:      /s/ Barrett S. DiPaolo
                                             -----------------------------------
                                                   Barrett S. DiPaolo
                                                   Vice President





Date: July 3, 2001

                                  EXHIBIT INDEX



Exhibit No.       Exhibit
-----------       -------

4.01     Global Security representing the Registrant's 10 Uncommon
         Values(R) Index RANGERS Plus(SM) Risk AdjustiNG Equity Range Securities
         Plus(SM) Notes Due July 3, 2003 (FILED HEREWITH)

4.02     Calculation Agency Agreement, dated as of July 3, 2001, between the
         Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's 10 Uncommon Values(R) Index RANGERS Plus(SM) Risk
         AdjustiNG Equity Range Securities Plus(SM) Notes Due July 3, 2003
         (FILED HEREWITH)

4.03     Global Security representing the Registrant's 10 Uncommon
         Values(R) Index SUNS(SM) Stock Upside Note Securities(SM) Notes Due
         July 3, 2004 (FILED HEREWITH)

4.04     Calculation Agency Agreement, dated as of July 3, 2001, between the
         Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's 10 Uncommon Values(R) Index SUNS(SM) Stock Upside Note
         Securities(SM) Notes Due July 3, 2004 (FILED HEREWITH)

4.05     Global Security representing the Registrant's 10 Uncommon
         Values(R) Index BASES(SM), 0.25% Basket Adjusting Structured Equity
         Securities(SM) Notes Due July 3, 2006 (FILED HEREWITH)

4.06     Calculation Agency Agreement, dated as of July 3, 2001, between the
         Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's 10 Uncommon Values(R) Index BASES(SM), 0.25% Basket
         Adjusting Structured Equity Securities(SM) Notes Due July 3, 2006
         (FILED HEREWITH)



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